TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

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Transamerica JPMorgan Enhanced Index VP (the “portfolio”)

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Pending investor approval, the portfolio will change from a diversified company to a non-diversified company. A proxy statement describing the proposed change in the portfolio’s classification from a diversified company to a non-diversified company is expected to be mailed to portfolio investors on or about August 17, 2026. If approved by portfolio investors, it is anticipated that the change would occur on or about November 1, 2026.

Currently, the portfolio is classified as a “diversified company.” Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified company must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, as a diversified company, the aggregated total of the portfolio’s single-issuer positions of 5% or more cannot exceed 25% of the portfolio’s assets. In contrast, a non-diversified company does not have this limitation under the 1940 Act and, therefore, is permitted to invest a greater percentage of its assets in fewer issuers than a diversified fund. Accordingly, a non-diversified fund is more exposed to the risk that poor performance by a single issuer may adversely affect the portfolio’s performance than is a portfolio that invests in a larger number of issuers.

The proposed change to the portfolio’s diversification classification is intended to provide the portfolio with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the portfolio is currently managed. In addition, the portfolio would continue to comply with the tax diversification requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended. Other than changing the portfolio’s diversification status, there will be no change to the portfolio’s investment objective, fee structure or portfolio management team. If approved by portfolio investors, the portfolio’s principal investment strategies and principal risks will be revised as described below.

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The following will be added as the last sentence in the portfolio’s “Principal Investment Strategies” section in the Prospectus and Summary Prospectus, and as the seventh paragraph of the “More on Each Portfolio’s Strategies and Investments” section in the Prospectus concerning the portfolio:

The portfolio is non-diversified.

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The following risk will be added as a key risk following the “Value Investing” risk in the “Principal Risks” section of the Prospectus and the Summary Prospectus for the portfolio:

Non-Diversification – As a non-diversified portfolio, the portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the portfolio more susceptible to the risks associated with investing in those issuers.

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The third paragraph in the “General Description of the Trust and the Portfolios” section of the Statement of Additional Information will be deleted in its entirety and replaced with the following:

Each portfolio is classified as diversified under the 1940 Act, except for Transamerica American Funds Managed Risk VP, Transamerica JPMorgan Enhanced Index VP, Transamerica Market Participation Strategy VP, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP and Transamerica ProFund UltraBear VP, which are classified as non-diversified. In seeking to track an index, Transamerica MSCI EAFE Index VP and Transamerica S&P 500 Index VP may become non-diversified, as defined in the 1940 Act, as a result of a change in relative market capitalization or index weighting of one or more constituents of its respective index. To the extent Transamerica MSCI EAFE Index VP or Transamerica S&P 500 Index VP becomes non-diversified solely as a result of tracking its respective index (e.g., changes in weightings of one or more component securities), such portfolio will not seek shareholder approval if the portfolio shifts from diversified to non-diversified status under such circumstances.

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Investors Should Retain this Supplement for Future Reference

June 16, 2026